Exhibit 99.2

UNITED STATES DEPARTMENT OF JUSTICE

OFFICE OF THE UNITED STATES TRUSTEE

EASTERN DISTRICT OF MICHIGAN

In Re:	CHAPTER 11 (BUSINESS)
Eugene Welding Company
2420 Wills Street	Case Number:	08-50381
Marysville, MI 48040	Operating Report Number:	1
Debtor(s).	For the Month Ending:	5/31/2008

I. CASH RECEIPTS AND DISBURSEMENTS

A. (GENERAL ACCOUNT*)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			0.00
2. LESS: TOTAL DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS			_______________
3. BEGINNING BALANCE:			153,798.60
4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable - Post-filing		2,283,488.67
Accounts Receivable - Pre-filing		1,572,105.86
General Sales		_______________
Other (Specifiy)	_______________	6,042.09
**Other (Specifiy)	_______________	_______________
TOTAL RECEIPTS THIS PERIOD:			3,861,636.62
5. BALANCE:			4,015,435.22
6. LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		0.00
Disbursements (from page 2)		3,446,220.16
TOTAL DISBURSEMENTS THIS PERIOD:***			3,446,220.16

7. ENDING BALANCE:			569,215.06

8. General Account Number(s):		686538547
		JP Morgan Chase Bank
Depository Name & Location:		40 N. Main Street
		Dayton, OH 45423

*	All receipts must be deposited into the general account.

**	Include receipts from the sale of any real or personal property out of the ordinary course of business; attach an exhibit specifying what was sold, to whom, terms, and date of Court Order or Report of Sale.

***	This amount should be the same as the total from page 2.

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
5/31/2008	10001591	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/31/2008	10001592	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/31/2008	10001593	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/2/2008	10001594	PHOENIX STAMPING GROUP LLC	Materials - Steel		$35,221.00	35,221.00
5/2/2008	10001595	IRON MOUNTAIN	Document Storage		$353.89	353.89
5/2/2008	10001596	CHAPPELL STEEL CO. INC.	Materials - Steel		$10,406.40	10,406.40
5/2/2008	10001597	ADVANCE STEEL COMPANY	Materials - Steel		$84,573.22	84,573.22
5/2/2008	10001598	HEIDTMAN STEEL	Materials - Steel		$55,922.61	55,922.61
5/2/2008	10001599	IMPACT STEEL - CANADA	Materials - Steel		$119,419.98	119,419.98
5/2/2008	10001600	J & L WIRE CLOTH LLC	Factory Supplies		$579.72	579.72
5/2/2008	10001601	JADE METALS CORP	Materials - Steel		$20,038.28	20,038.28
5/2/2008	10001602	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$91,335.97	91,335.97
5/2/2008	10001603	LIVONIA TOOL	Factory Supplies		$79.77	79.77
5/2/2008	10001604	PATRIOT PAINT	Materials - Paint		$4,595.75	4,595.75
5/2/2008	10001605	S.P. KISH INDUSTRIES	Materials - Paint		$847.50	847.50
5/2/2008	10001606	STANLEY INDUSTRIES INC.	Materials - Steel		$2,869.36	2,869.36
5/2/2008	10001607	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$77.00	77.00
5/31/2008	10001608	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/5/2008	10001609	OHIO DEPARTMENT OF TAXATION	Quarterly Sales Tax for Ohio		$1,794.00	1,794.00
5/31/2008	10001610	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/6/2008	10001611	LAURUS MASTER FUND TPO	Service Charges Forwarded To Lender		$330.55	330.55
5/6/2008	10001612	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$15,142.50	15,142.50
5/6/2008	10001613	IMPACT STEEL - CANADA	Materials - Steel		$44,890.03	44,890.03
5/6/2008	10001614	CONTRACTORS STEEL CO.	Materials - Steel		$21,450.36	21,450.36
5/6/2008	10001615	NUCOR STEEL- JEWETT	Materials - Steel		$21,056.45	21,056.45
5/6/2008	10001616	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$45,638.81	45,638.81
5/6/2008	10001617	STANLEY INDUSTRIES INC.	Materials - Steel		$1,258.67	1,258.67
5/31/2008	10001618	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/7/2008	10001619	PATRIOT PAINT	Materials - Paint		$3,777.75	3,777.75
5/7/2008	10001620	ST. CLAIR PACKAGING, INC.	Shop Supplies		$846.64	846.64
5/8/2008	10001621	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$77.00	77.00
5/31/2008	10001622	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/8/2008	10001623	PATRIOT PAINT	Materials - Paint		$26,024.46	26,024.46
5/8/2008	10001624	CONTRACTORS STEEL CO.	Materials - Steel		$14,551.02	14,551.02
5/8/2008	10001625	CHAPPELL STEEL CO. INC.	Materials - Steel		$7,446.00	7,446.00
5/8/2008	10001626	STANLEY INDUSTRIES INC.	Materials - Steel		$3,546.06	3,546.06
5/8/2008	10001627	S.P. KISH INDUSTRIES	Materials - Paint		$3,080.00	3,080.00
5/8/2008	10001628	C.H. ROBINSON WORLDWIDE INC	Freight for materials		$2,500.00	2,500.00
5/8/2008	10001629	AMCOL CORPORATION	Factory Supplies		$1,072.50	1,072.50
5/8/2008	10001630	ERVIN INDUSTRIES, INC	Factory Supplies		$997.00	997.00
5/8/2008	10001631	TURBOTRON	Repairs & Maintenance		$711.16	711.16
5/8/2008	10001632	SAMUEL STRAPPING SYSTEMS	Repairs & Maintenance		$671.25	671.25
5/31/2008	10001633	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/9/2008	10001634	DEPENDABLE METAL	Materials - Steel		$39,315.65	39,315.65
5/9/2008	10001635	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$61,898.71	61,898.71
5/9/2008	10001636	STEEL OF WEST VIRGINIA, INC	Materials - Steel		$46,078.20	46,078.20
5/9/2008	10001637	PHOENIX STAMPING GROUP LLC	Materials - Steel		$3,700.00	3,700.00
5/9/2008	10001638	CONTINENTAL METALS	Materials - Steel		$3,029.88	3,029.88
5/9/2008	10001639	IMPACT STEEL - CANADA	Materials - Steel		$60,669.63	60,669.63
5/31/2008	10001640	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/12/2008	10001642	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$83,005.58	83,005.58
5/12/2008	10001643	NUCOR STEEL - BERKELEY	Materials - Steel		$22,234.56	22,234.56
5/12/2008	10001644	CONTRACTORS STEEL CO.	Materials - Steel		$12,902.62	12,902.62
5/12/2008	10001645	IMPACT STEEL - CANADA	Materials - Steel		$2,678.90	2,678.90
5/31/2008	10001646	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/13/2008	10001647	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$90,536.65	90,536.65
5/13/2008	10001648	STEEL RESOURCES LTD	Materials - Steel		$39,860.75	39,860.75
5/13/2008	10001649	IMPACT STEEL - CANADA	Materials - Steel		$38,371.35	38,371.35
5/13/2008	10001650	PREMIER STEEL INC	Materials - Steel		$35,288.50	35,288.50
5/13/2008	10001651	LAWSON STEEL INC	Materials - Steel		$18,981.00	18,981.00
5/13/2008	10001652	STANLEY INDUSTRIES INC.	Materials - Steel		$4,125.33	4,125.33
5/13/2008	10001653	PATRIOT PAINT	Materials - Paint		$1,554.88	1,554.88
5/13/2008	10001654	S.P. KISH INDUSTRIES	Materials - Paint		$847.50	847.50
5/31/2008	10001655	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/14/2008	10001656	IMPACT STEEL - CANADA	Materials - Steel		$49,921.95	49,921.95
5/14/2008	10001657	MACSTEEL SERVICE CENTERS USA	Materials - Steel		$18,766.63	18,766.63
5/14/2008	10001658	STEEL RESOURCES LTD	Materials - Steel		$16,082.43	16,082.43
5/14/2008	10001659	ADVANCE STEEL COMPANY	Materials - Steel		$10,187.90	10,187.90
5/14/2008	10001660	CONTINENTAL METALS	Materials - Steel		$4,000.00	4,000.00
5/14/2008	10001661	CHAPPELL STEEL CO. INC.	Materials - Steel		$3,858.40	3,858.40
5/14/2008	10001662	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$77.00	77.00
5/14/2008	10001663	C.H. ROBINSON WORLDWIDE INC	Freight for materials		$3,125.00	3,125.00
5/31/2008	10001664	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/15/2008	10001665	C.H. ROBINSON WORLDWIDE INC	Freight for materials		$1,200.00	1,200.00
5/15/2008	10001666	CONTINENTAL METALS	Materials - Steel		$1,500.00	1,500.00
5/31/2008	10001667	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/16/2008	10001668	CHARLEVOIX ENERGY TRADING	Utilities		$41,452.42	41,452.42
5/16/2008	10001669	CHARLEVOIX ENERGY TRADING	Utilities		$40,144.28	40,144.28
5/16/2008	10001670	PHOENIX STAMPING GROUP LLC	Materials - Steel		$37,636.80	37,636.80

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
5/16/2008	10001671	CONTRACTORS STEEL CO.	Materials - Steel		$3,323.08	3,323.08
5/16/2008	10001672	STANLEY INDUSTRIES INC.	Materials - Steel		$1,695.90	1,695.90
5/16/2008	10001673	PATRIOT PAINT	Materials - Paint		$734.52	734.52
5/31/2008	10001674	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/19/2008	10001675	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$44,595.87	44,595.87
5/19/2008	10001676	ALLIED STEEL INDUSTRIES	Materials - Steel		$24,480.00	24,480.00
5/19/2008	10001677	J & L WIRE CLOTH LLC	Factory Supplies		$957.60	957.60
5/31/2008	10001678	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/20/2008	10001679	LAURUS MASTER FUND TPO	Service Charges Forwarded To Lender		$1,374.89	1,374.89
5/20/2008	10001680	IMPACT STEEL - CANADA	Materials - Steel		$52,531.90	52,531.90
5/20/2008	10001681	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$39,606.61	39,606.61
5/20/2008	10001682	PREMIER STEEL INC	Materials - Steel		$33,103.55	33,103.55
5/20/2008	10001683	ALLIED STEEL INDUSTRIES	Materials - Steel		$25,106.40	25,106.40
5/20/2008	10001684	PATRIOT PAINT	Materials - Paint		$1,886.25	1,886.25
5/31/2008	10001685	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/21/2008	10001686	V&S DETROIT GALVANIZING LLC	Outside Services		$2,170.55	2,170.55
5/21/2008	10001687	PREMIER STEEL INC	Materials - Steel		$48,011.25	48,011.25
5/21/2008	10001688	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$38,738.23	38,738.23
5/21/2008	10001689	UNIVERSAL FOREST PRODUCTS	Dunnage & Shipping Supplies		$2,455.86	2,455.86
5/21/2008	10001690	STANLEY INDUSTRIES INC.	Materials - Steel		$1,314.02	1,314.02
5/31/2008	10001691	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/22/2008	10001692	EUGENE WELDING CO. FLEX ACC	Employee Flex Plan Spending		$77.00	77.00
5/22/2008	10001693	IMPACT STEEL - CANADA	Materials - Steel		$62,996.45	62,996.45
5/22/2008	10001694	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$19,297.00	19,297.00
5/22/2008	10001695	CONTINENTAL METALS	Materials - Steel		$1,000.00	1,000.00
5/22/2008	10001696	BOTTER, SHEILA	Reimbursed Expenses		$601.17	601.17
5/22/2008	10001697	PATRIOT PAINT	Materials - Paint		$308.50	308.50
5/22/2008	10001698	IRON MOUNTAIN	Document Storage		$136.08	136.08
5/22/2008	10001699	CONTRACTORS STEEL CO.	Materials - Steel		$11,586.67	11,586.67
5/22/2008	10001700	PATRIOT PAINT	Materials - Paint		$6,750.00	6,750.00
5/31/2008	10001701	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/23/2008	10001702	FILTER AND COATING TECH.	Repairs & Maintenance		$5,400.00	5,400.00
5/31/2008	10001703	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/27/2008	10001704	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$90,248.28	90,248.28
5/27/2008	10001705	PREMIER STEEL INC	Materials - Steel		$61,305.70	61,305.70
5/27/2008	10001706	LAWSON STEEL INC	Materials - Steel		$46,611.96	46,611.96
5/27/2008	10001707	CHAPPELL STEEL CO. INC.	Materials - Steel		$15,050.00	15,050.00
5/27/2008	10001708	PATRIOT PAINT	Materials - Paint		$11,040.00	11,040.00
5/27/2008	10001709	STANLEY INDUSTRIES INC.	Materials - Steel		$885.84	885.84
5/31/2008	10001710	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/28/2008	10001711	MCDONALD HOPKINS LLC	Legal Fees		$100,000.00	100,000.00
5/28/2008	10001712	CONTRACTORS STEEL CO.	Materials - Steel		$9,031.23	9,031.23
5/28/2008	10001713	PHOENIX STAMPING GROUP LLC	Materials - Steel		$5,555.00	5,555.00
5/31/2008	10001714	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/29/2008	10001715	J.D. STEEL PRODUCTS, LLC	Materials - Steel		$45,853.78	45,853.78
5/29/2008	10001716	IMPACT STEEL - CANADA	Materials - Steel		$45,689.50	45,689.50
5/29/2008	10001717	S.P. KISH INDUSTRIES	Materials - Paint		$3,697.50	3,697.50
5/29/2008	10001718	CONTINENTAL METALS	Materials - Steel		$1,000.00	1,000.00
5/29/2008	10001719	VOSS TAYLOR	Outside Services		$450.29	450.29
5/31/2008	10001720	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/30/2008	10001721	STANLEY INDUSTRIES INC.	Materials - Steel		$1,329.63	1,329.63
5/30/2008	10001722	CONTRACTORS STEEL CO.	Materials - Steel		$2,388.12	2,388.12
5/2/2008	10075641	AIRGAS OF PORT HURON	Welding Gas		$75.80	75.80
5/2/2008	10075642	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/6/2008	10075643	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/2/2008	10075644	A T & T	Utilities		$977.46	977.46
5/2/2008	10075645	AMGRO, INC	Insurance		$16,353.37	16,353.37
5/2/2008	10075646	AT&T	Utilities		$2,112.03	2,112.03
5/2/2008	10075647	B & D STEEL COMPANY	Materials - Steel		$63,498.44	63,498.44
5/2/2008	10075648	BEST BUY #415	Computer Supplies		$385.39	385.39
5/2/2008	10075649	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/2/2008	10075650	CENTURY TELEPHONE OF MICHIGAN	Utilities		$538.98	538.98
5/2/2008	10075651	CHASE CARD SERVICE	Various credit card charges		$2,125.23	2,125.23
5/2/2008	10075652	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/2/2008	10075653	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/2/2008	10075654	CINTAS CORP	Uniform Cleaning		$4,624.30	4,624.30
5/2/2008	10075655	CLEANALL SERVICES	Shop Cleaning		$400.00	400.00
5/2/2008	10075656	DAVE SCOTT	Manual check - vacation pay		$368.57	368.57
5/2/2008	10075657	DOT HEALTH CARE PRODUCTS	First Aid Supplies for shop		$307.46	307.46
5/2/2008	10075658	FEDERAL EXPRESS CORP.	Postage		$334.41	334.41
5/2/2008	10075659	FRAZA/FORKLIFTS	Monthly Forklift Rentals		$5,251.00	5,251.00
5/2/2008	10075660	HOOK, PATRICK	Reimbursed Expenses		$833.41	833.41
5/2/2008	10075661	IKON OFFICE SOLUTIONS	Copier Lease		$1,094.85	1,094.85
5/2/2008	10075662	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$772.96	772.96
5/2/2008	10075663	INN PHN PORT HURON	Lodging		$483.68	483.68
5/2/2008	10075664	INSIGHT	Computer Supplies		$1,339.86	1,339.86
5/2/2008	10075665	ISHRED	Shredding Service		$150.00	150.00
5/2/2008	10075666	JONES EQUIPMENT RENTAL	Equipment Rental		$42.40	42.40
5/2/2008	10075667	LENDO, JOSEPH	Reimbursed Expenses		$304.96	304.96
5/2/2008	10075668	LINCOLN FINANCIAL GROUP	Employee 401K Plans		$624.98	624.98
5/2/2008	10075669	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$8,264.97	8,264.97

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
5/2/2008	10075670	LUDY, REBECCA	Reimbursed Expenses		$638.03	638.03
5/2/2008	10075671	MARSH USA INC.	Insurance		$5,000.00	5,000.00
5/2/2008	10075672	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/2/2008	10075673	MX LOGIC, INC	Computer Supplies		$84.50	84.50
5/2/2008	10075674	PENSION TREND, INC.	Employee 401K Plans		$2,209.00	2,209.00
5/2/2008	10075675	PEPLOWSKI, PATRICK	Reimbursed Expenses		$1,148.14	1,148.14
5/2/2008	10075676	PITNEY BOWES (POST BY PHONE)	Postage		$289.29	289.29
5/2/2008	10075677	PORT CITY COMMUNICATIONS	Night time answering service		$119.28	119.28
5/2/2008	10075678	PORT HURON AUTO GLASS	Repairs & Maintenance		$70.00	70.00
5/2/2008	10075679	RICHFIELD MANAGEMENT LLC	Garbage Dumpsters for shop		$290.68	290.68
5/2/2008	10075680	RUMSEY, COLIN	Reimbursed Expenses		$24.91	24.91
5/2/2008	10075681	SAM’S CLUB	Office Supplies		$576.47	576.47
5/2/2008	10075682	SECURIAN RETIREMENT SERVICES	Employee 401K Plans		$3,957.68	3,957.68
5/2/2008	10075683	SEIZMIC INC.	Engineering Services		$9,000.00	9,000.00
5/2/2008	10075684	SIR SPEEDY PRINTING	Office Supplies		$192.14	192.14
5/2/2008	10075685	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/2/2008	10075686	ST. JOHN RIVER DIST OCC	Employee Physical Exams		$139.00	139.00
5/2/2008	10075687	SUNRISE MANAGEMENT SERVICES	Garbage Dumpsters for shop		$575.00	575.00
5/2/2008	10075688	TEAMSTERS LOCAL #339	Employee Union Dues		$3,569.00	3,569.00
5/2/2008	10075689	UNITED PARCEL SERVICE	Postage		$99.68	99.68
5/2/2008	10075690	UPS FREIGHT	Postage		$122.02	122.02
5/2/2008	10075691	VESCO OIL CORP.	Lubricating Oil for Mills		$400.16	400.16
5/2/2008	10075692	WADHAMS FENCE	Fencing for Shop Perimeter		$2,280.00	2,280.00
5/2/2008	10075693	WATER LADY, INC., THE	Water for shop		$164.64	164.64
5/2/2008	10075694	WITHERS STEEL COMPANY	Materials - Steel		$333.40	333.40
5/6/2008	10075695	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/6/2008	10075696	BLUE WATER FUEL MANAGEMENT	Fuel for trucks		$5,000.00	5,000.00
5/6/2008	10075697	MICHIGAN DEPT OF LABOR	License & Permit Fees		$25.00	25.00
5/6/2008	10075698	MICHIGAN DEPT OF LABOR	License & Permit Fees		$25.00	25.00
5/6/2008	10075699	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/6/2008	10075700	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/6/2008	10075701	ADAIR SALVAGE	Factory Supplies		$993.72	993.72
5/6/2008	10075702	CARGOTAINER	Factory Supplies		$437.40	437.40
5/6/2008	10075703	PDM INDUSTRIES, INC.	Materials - Steel		$590.00	590.00
5/6/2008	10075704	STANDARD OFFICE SUPPLY	Office Supplies		$286.02	286.02
5/6/2008	10075705	THORPE PRINTING SERVICES	Office Supplies		$663.96	663.96
5/8/2008	10075706	FERRELLGAS	Welding Gas		$571.16	571.16
5/8/2008	10075707	BASNAW’S PALLETS	Factory Supplies		$1,404.00	1,404.00
5/8/2008	10075708	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$999.12	999.12
5/8/2008	10075709	PAUMAC TUBING INC	Materials - Steel		$294.00	294.00
5/9/2008	10075710	FERRELLGAS	Welding Gas		$765.47	765.47
5/8/2008	10075711	MARSH CAMPBELL CO./RANDY	Factory Supplies		$215.40	215.40
5/8/2008	10075712	VESCO OIL CORP.	Lubricating Oil for Mills		$307.04	307.04
5/8/2008	10075713	BELL, JONATHAN	Manual check - vacation pay		$102.59	102.59
5/9/2008	10075714	AIRGAS OF PORT HURON	Welding Gas		$186.00	186.00
5/9/2008	10075715	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/9/2008	10075716	MICHIGAN CONFERENCE OF	Employee Health Insurance		$6,591.02	6,591.02
5/9/2008	10075717	AIR LIQUIDE AMERICA L.P.	Welding Gas		$2,396.36	2,396.36
5/9/2008	10075718	AT&T INTERNET SERVICES	Utilities		$637.20	637.20
5/9/2008	10075719	AUTO VALUE OF MARLETTE	Repairs & Maintenance		$4.02	4.02
5/9/2008	10075720	BRADSHAW, JAMES W	Reimbursed Expenses		$523.73	523.73
5/9/2008	10075721	CHARLES SMITH	Manual check - vacation pay		$173.97	173.97
5/9/2008	10075722	CHARLEVOIX ENERGY TRADING	Utilities		$3,608.78	3,608.78
5/9/2008	10075723	CLEANALL SERVICES	Shop Cleaning		$250.00	250.00
5/9/2008	10075724	HOOK, PATRICK	Reimbursed Expenses		$709.45	709.45
5/9/2008	10075725	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$443.45	443.45
5/9/2008	10075726	JAY MORGAN	Manual check - vacation pay		$157.66	157.66
5/9/2008	10075727	JOBSCOPE CORPORATION	Computer Support Services		$1,696.34	1,696.34
5/9/2008	10075728	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$4,591.39	4,591.39
5/9/2008	10075729	LOZNAK REAL ESTATE ENTERPRISES	Building Rent Expense		$20,000.00	20,000.00
5/9/2008	10075730	MICHIGAN CONFERENCE OF	Employee Health Insurance		$112,089.25	112,089.25
5/9/2008	10075731	RICHARD EASTMAN	Reimbursed Expenses		$76.32	76.32
5/9/2008	10075732	ROPPOSCH, JAMES L.	Employee Housing Rental		$1,300.00	1,300.00
5/9/2008	10075733	SPRINT-NEXTEL	Utilities		$434.48	434.48
5/9/2008	10075734	WOLVERINE CRANE, INC	Repairs & Maintenance		$1,856.45	1,856.45
5/9/2008	10075735	YEAGER, JOSEPH A	Reimbursed Expenses		$169.77	169.77
5/12/2008	10075736	MARSH CAMPBELL CO./RANDY	Factory Supplies		$1,824.62	1,824.62
5/12/2008	10075737	MARINE POLLUTION CONTROL	Environmental Expense - Mill Sludge		$6,000.00	6,000.00
5/12/2008	10075738	FRAZA/FORKLIFTS	Monthly Forklift Rentals		$2,200.74	2,200.74
5/12/2008	10075739	ALL STAR SERVICES INC.	Office Supplies		$219.60	219.60
5/12/2008	10075740	WITHERS STEEL COMPANY	Materials - Steel		$504.72	504.72
5/12/2008	10075741	GRIFFON STEEL	Materials - Steel		$3,773.40	3,773.40
5/12/2008	10075742	AUTO VALUE OF MARLETTE	Repairs & Maintenance		$9.73	9.73
5/12/2008	10075743	INTERNATIONAL PAINT STRIPPING,	Repairs & Maintenance		$295.45	295.45
5/13/2008	10075744	AMERICAN HACK & BAND INC	Factory Supplies		$1,342.95	1,342.95
5/13/2008	10075745	WITHERS STEEL COMPANY	Materials - Steel		$3,643.50	3,643.50
5/13/2008	10075746	PORT HURON WELDING	Shop Supplies		$358.86	358.86
5/13/2008	10075747	MACOMB STEEL INC.	Materials - Steel		$1,394.00	1,394.00
5/14/2008	10075748	MARSH CAMPBELL CO./RANDY	Factory Supplies		$720.20	720.20
5/14/2008	10075749	FERRELLGAS	Welding Gas		$242.92	242.92
5/14/2008	10075750	VOIDED CHECK	VOIDED CHECK		0.00	0.00

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
5/14/2008	10075751	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/14/2008	10075752	BAAKKO, TINA	Reimbursed Expenses		$45.45	45.45
5/14/2008	10075753	BRADSHAW, JAMES W	Reimbursed Expenses		$148.98	148.98
5/14/2008	10075754	EDWARDS, DOUGLAS	Reimbursed Expenses		$829.00	829.00
5/14/2008	10075755	GRIFFON STEEL	Materials - Steel		$3,876.00	3,876.00
5/14/2008	10075756	JONES EQUIPMENT RENTAL	Equipment Rental		$167.99	167.99
5/14/2008	10075757	LENDO, JOSEPH	Reimbursed Expenses		$626.72	626.72
5/14/2008	10075758	LUDY, REBECCA	Reimbursed Expenses		$6.06	6.06
5/14/2008	10075759	MACMARTY ADVERTISING INC.	Advertising Expense		$4,850.00	4,850.00
5/15/2008	10075760	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/15/2008	10075761	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/15/2008	10075762	ADAIR SALVAGE	Factory Supplies		$1,490.58	1,490.58
5/15/2008	10075763	AIRGAS OF PORT HURON	Welding Gas		$856.80	856.80
5/15/2008	10075764	BOBBY G’S ENTERPRIZES	Freight for materials		$488.75	488.75
5/15/2008	10075765	DKW HEAVY HAUL, INC	Freight for materials		$650.00	650.00
5/15/2008	10075766	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$4,395.26	4,395.26
5/15/2008	10075767	PETTY CASH	Certified Check - White Tower Industries		$219.27	219.27
5/15/2008	10075768	STANDARD OFFICE SUPPLY	Office Supplies		$235.11	235.11
5/16/2008	10075769	SECURIAN RETIREMENT SERVICES	Employee 401K Plans		$4,000.74	4,000.74
5/16/2008	10075770	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$4,988.14	4,988.14
5/16/2008	10075771	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$477.20	477.20
5/16/2008	10075772	TERRELL TRUCKING	Freight for materials		$650.00	650.00
5/16/2008	10075773	FERRELLGAS	Welding Gas		$733.45	733.45
5/20/2008	10075774	CON-WAY CENTRAL EXPRESS	Freight for materials		$292.38	292.38
5/20/2008	10075775	STRUCTURAL CONCEPTS	Materials - Steel		$6,600.00	6,600.00
5/20/2008	10075776	FETTERLY’S	Repairs & Maintenance		$4,511.00	4,511.00
5/20/2008	10075777	B & D STEEL COMPANY	Materials - Steel		$35,767.06	35,767.06
5/20/2008	10075778	MARSH CAMPBELL CO./RANDY	Factory Supplies		$789.92	789.92
5/20/2008	10075779	WITHERS STEEL COMPANY	Materials - Steel		$4,396.75	4,396.75
5/20/2008	10075780	PAUMAC TUBING INC	Materials - Steel		$294.00	294.00
5/21/2008	10075781	BASNAW’S PALLETS	Factory Supplies		$1,370.20	1,370.20
5/21/2008	10075782	PRECISION SLITTING	Materials - Steel		$476.15	476.15
5/21/2008	10075783	COLBERT WELDING	Welding Wire		$6,534.00	6,534.00
5/21/2008	10075784	MARINE POLLUTION CONTROL	Environmental Expense - Mill Sludge		$4,000.00	4,000.00
5/21/2008	10075785	PORT HURON BLDG. SUPPLY CO.	Repairs & Maintenance		$38.80	38.80
5/21/2008	10075786	FERRELLGAS	Welding Gas		$614.79	614.79
5/22/2008	10075787	DETROIT EDISON CO.	Utilities		$24,090.00	24,090.00
5/22/2008	10075788	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/22/2008	10075789	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/22/2008	10075790	A T & T	Utilities		$937.99	937.99
5/22/2008	10075791	ADA LOGISTICS CORP	Freight for materials		$1,625.00	1,625.00
5/22/2008	10075792	AIR LIQUIDE AMERICA L.P.	Welding Gas		$15,598.39	15,598.39
5/22/2008	10075793	AT&T	Utilities		$130.61	130.61
5/22/2008	10075794	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$398.20	398.20
5/22/2008	10075795	BLUE WATER FUEL MANAGEMENT	Fuel for trucks		$3,994.33	3,994.33
5/22/2008	10075796	BOBBY G’S ENTERPRIZES	Freight for materials		$287.50	287.50
5/22/2008	10075797	C.H. ROBINSON WORLDWIDE INC	Freight for materials		$875.00	875.00
5/22/2008	10075798	CHERI YEAGER	Office Cleaning		$300.00	300.00
5/22/2008	10075799	CITY OF MARLETTE	Utilities		$67.91	67.91
5/22/2008	10075800	COLBERT WELDING	Welding Wire		$157.09	157.09
5/22/2008	10075801	COMMAND CREDIT	Credit Checking Service		$4,475.00	4,475.00
5/22/2008	10075802	DELL	Computer Supplies		$214.10	214.10
5/22/2008	10075803	DELUXE SYSTEMS	Office Supplies		$545.70	545.70
5/22/2008	10075804	DETROIT EDISON	Utilities		$8,445.40	8,445.40
5/22/2008	10075805	DETROIT EDISON CO.	Utilities		$1,291.69	1,291.69
5/22/2008	10075806	FEDERAL EXPRESS CORP.	Postage		$452.24	452.24
5/22/2008	10075807	GREAT AMERICA	Equipment Rental		$1,304.05	1,304.05
5/22/2008	10075808	IKON FINANCIAL SERVICES	Copier Lease		$577.30	577.30
5/22/2008	10075809	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$573.28	573.28
5/22/2008	10075810	INTERNATIONAL PAINT STRIPPING,	Repairs & Maintenance		$172.90	172.90
5/22/2008	10075811	ISHRED	Shredding Service		$150.00	150.00
5/22/2008	10075812	KRC ENTERPRISES, LLC D/B/A	Employee Physical Exams		$150.00	150.00
5/22/2008	10075813	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$4,204.36	4,204.36
5/22/2008	10075814	MAINGUY, RUTH	Reimbursed Expenses		$21.80	21.80
5/22/2008	10075815	NOWICKI, GINA	Reimbursed Expenses		$26.67	26.67
5/22/2008	10075816	PORT CITY COMMUNICATIONS	Night time answering service		$89.55	89.55
5/22/2008	10075817	RICHARD EASTMAN	Reimbursed Expenses		$63.60	63.60
5/22/2008	10075818	ROPPOSCH, JAMES L.	Employee Housing Rental		$823.12	823.12
5/22/2008	10075819	SAM’S CLUB	Office Supplies		$444.16	444.16
5/22/2008	10075820	SPRINT	Utilities		$154.26	154.26
5/22/2008	10075821	ST. JOHN RIVER DIST OCC	Employee Physical Exams		$45.00	45.00
5/22/2008	10075822	TEAMSTERS LOCAL #339	Employee Union Dues		$3,516.00	3,516.00
5/22/2008	10075823	UNITED PARCEL SERVICE	Postage		$194.14	194.14
5/22/2008	10075824	V R TUBULAR PRODUCTS INC.	Sales Commissions		$748.78	748.78
5/22/2008	10075825	VERIZON WIRELESS	Utilities		$3,942.93	3,942.93
5/22/2008	10075826	WATER LADY, INC., THE	Water for shop		$90.48	90.48
5/23/2008	10075827	ROADWAY EXPRESS, INC.	Freight for materials		$309.91	309.91
5/27/2008	10075828	TERRELL TRUCKING	Freight for materials		$475.00	475.00
5/27/2008	10075829	ESTES EXPRESS LINES	Freight for materials		$123.19	123.19
5/27/2008	10075830	BLUE WATER FUEL MANAGEMENT	Fuel for trucks		$5,000.00	5,000.00
5/27/2008	10075831	MID-CON FREIGHT SYSTEMS, INC	Freight for materials		$3,237.83	3,237.83

Date mm/dd/yyyy	Check Number	Payee or DIP account	Purpose	*Amount Transfer’d	**Amount Disbursed	Amount
5/27/2008	10075832	GRIFFON STEEL	Materials - Steel		$4,674.46	4,674.46
5/27/2008	10075833	PORT HURON ELECTRIC MOTOR	Repairs & Maintenance		$184.25	184.25
5/29/2008	10075834	MARSH CAMPBELL CO./RANDY	Factory Supplies		$1,609.87	1,609.87
5/29/2008	10075835	B & D STEEL COMPANY	Materials - Steel		$22,341.53	22,341.53
5/29/2008	10075836	PRECISION DIE AND MACHINE	Materials - Steel		$5,529.00	5,529.00
5/29/2008	10075837	WADHAMS FENCE	Fencing for Shop Perimeter		$2,280.00	2,280.00
5/30/2008	10075838	DKW HEAVY HAUL, INC	Freight for materials		$2,250.00	2,250.00
5/30/2008	10075839	GREAT LAKES FLUID POWER	Repairs & Maintenance		$190.29	190.29
5/30/2008	10075840	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/30/2008	10075841	VOIDED CHECK	VOIDED CHECK		0.00	0.00
5/30/2008	10075842	A T & T	Utilities		$976.01	976.01
5/30/2008	10075843	ANCHOR WIPING CLOTH CO.	Factory Supplies		$347.20	347.20
5/30/2008	10075844	AT&T	Utilities		$2,067.07	2,067.07
5/30/2008	10075845	AUTOMATIC DATA PROCESSING, INC	Payroll Processing Fees		$201.56	201.56
5/30/2008	10075846	BLUE WATER LIFT TRUCK SERVICE	Fuel for trucks		$600.00	600.00
5/30/2008	10075847	CINCINNATI INCORPORATED	Repairs & Maintenance		$893.50	893.50
5/30/2008	10075848	E&R INDUSTRIAL SALES	Factory Supplies		$2,139.98	2,139.98
5/30/2008	10075849	FEDERAL EXPRESS CORP.	Postage		$88.20	88.20
5/30/2008	10075850	GRAPHIX PRODUCTS, INC	Office Supplies		$682.59	682.59
5/30/2008	10075851	GREAT AMERICA	Equipment Rental		$2,608.10	2,608.10
5/30/2008	10075852	GRESLEY-MACKEY PLUMBING	Repairs & Maintenance		$236.00	236.00
5/30/2008	10075853	HARTFORD INSURANCE COMPANY	Insurance		$5,535.00	5,535.00
5/30/2008	10075854	HI-TECH STEEL TREATING, INC	Materials - Steel		$136.96	136.96
5/30/2008	10075855	ING LIFE INSUR. & ANNUITY CO.	Employee 401K Plans		$668.03	668.03
5/30/2008	10075856	LENDO, JOSEPH	Reimbursed Expenses		$30.81	30.81
5/30/2008	10075857	LINCOLN FINANCIAL GROUP	Employee 401K Plans		$629.86	629.86
5/30/2008	10075858	LINCOLN NATIONAL LIFE INS. CO.	Employee 401K Plans		$3,820.70	3,820.70
5/30/2008	10075859	PENSION TREND, INC.	Employee 401K Plans		$2,482.50	2,482.50
5/30/2008	10075860	PEPLOWSKI, PATRICK	Reimbursed Expenses		$1,632.90	1,632.90
5/30/2008	10075861	RICHFIELD MANAGEMENT LLC	Garbage Dumpsters for shop		$145.34	145.34
5/30/2008	10075862	ROADWAY EXPRESS, INC.	Freight for materials		$196.94	196.94
5/30/2008	10075863	SCHWEIHOFER, MARION	Reimbursed Expenses		$103.38	103.38
5/30/2008	10075864	SECURIAN RETIREMENT SERVICES	Employee 401K Plans		$3,706.48	3,706.48
5/30/2008	10075865	SOUTHEASTERN MICHIGAN GAS CO.	Utilities		$13,299.48	13,299.48
5/30/2008	10075866	SPRINT	Utilities		$687.78	687.78
5/30/2008	10075867	SUNRISE MANAGEMENT SERVICES	Garbage Dumpsters for shop		$604.25	604.25
5/30/2008	10075868	WATER LADY, INC., THE	Water for shop		$124.81	124.81
5/30/2008	10075869	WESTBROOK ENG. CO.	Repairs & Maintenance		$2,368.00	2,368.00
5/5/2008	—	Chase Bank	Service Charges		203.91	203.91
4/30/2008	ACH Transfer	ADP	Payroll Funding		135,895.11	135,895.11
5/6/2008	ACH Transfer	ADP	Payroll Funding		62,334.86	62,334.86
5/7/2008	ACH Transfer	ADP	Payroll Funding		2,792.37	2,792.37
5/14/2008	ACH Transfer	ADP	Payroll Funding		144,490.65	144,490.65
5/21/2008	ACH Transfer	ADP	Payroll Funding		55,198.20	55,198.20
5/28/2008	ACH Transfer	ADP	Payroll Funding		131,242.14	131,242.14
						0.00

		TOTAL DISBURSEMENTS THIS PERIOD:		0.00	3,446,220.16	$3,446,220.16

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

GENERAL ACCOUNT

BANK RECONCILIATION

Bank statement Date: 5/31/2008		Balance on Statement: $701,476.71

Plus deposits in transit (a):

	Deposit Date	Deposit Amount
	5/30/2008	6,042.09
	_______________	_______________
	_______________	_______________
	_______________	_______________

TOTAL DEPOSITS IN TRANSIT			6,042.09

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
Payroll Checks	May 2008	18,224.22
75532	4/18/2008	250.00
75592	4/18/2008	2.63
75758	5/14/2008	6.06
75775	5/20/2008	6,600.00
75787	5/22/2008	24,090.00
75797	5/22/2008	875.00
75809	5/22/2008	573.28
75814	5/22/2008	21.80
75819	5/22/2008	444.16
75820	5/22/2008	154.26
75821	5/22/2008	45.00
75822	5/22/2008	3,516.00
75828	5/27/2008	475.00
75831	5/27/2008	3,237.83
75833	5/27/2008	184.25
75835	5/29/2008	22,341.53
75836	5/29/2008	5,529.00
75837	5/29/2008	2,280.00
75838	5/30/2008	2,250.00
75839	5/30/2008	190.29
75842	5/30/2008	976.01
75843	5/30/2008	347.20
75844	5/30/2008	2,067.07
75845	5/30/2008	201.56
75846	5/30/2008	600.00
75847	5/30/2008	893.50
75848	5/30/2008	2,139.98
75849	5/30/2008	88.20
75850	5/30/2008	682.59
75851	5/30/2008	2,608.10
75852	5/30/2008	236.00

75853	5/30/2008	5,535.00
75854	5/30/2008	136.96
75855	5/30/2008	668.03
75856	5/30/2008	30.81
75857	5/30/2008	629.86
75858	5/30/2008	3,820.70
75859	5/30/2008	2,482.50
75860	5/30/2008	1,632.90
75861	5/30/2008	145.34
75862	5/30/2008	196.94
75863	5/30/2008	103.38
75864	5/30/2008	3,706.48
75865	5/30/2008	13,299.48
75866	5/30/2008	687.78
75867	5/30/2008	604.25
75868	5/30/2008	124.81
75869	5/30/2008	2,368.00
TOTAL OUTSTANDING CHECKS:			138,303.74

Bank statement Adjustments:
Explanation of Adjustments-			_____________________

ADJUSTED BANK BALANCE:			$ 569,215.06

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

B. (PAYROLL ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR PAYROLL ACCOUNT REPORTS

3.	BEGINNING BALANCE:		0.00

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)		_____________

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD
	TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		0.00

8.	PAYROLL Account Number(s):	No Payroll Account on File
		_________________
	Depository Name & Location:	_________________
		_________________

TOTAL DISBURSEMENTS FROM PAYROLL ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

PAYROLL ACCOUNT

BANK RECONCILIATION

Bank statement Date: _____________________		Balance on Statement: _____________________

Plus deposits in transit (a):

	Deposit Date	Deposit Amount
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
TOTAL DEPOSITS IN TRANSIT			0.00

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
TOTAL OUTSTANDING CHECKS:			0.00
Bank statement Adjustments:
Explanation of Adjustments-			____________

ADJUSTED BANK BALANCE:			$ 0.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I. CASH RECEIPTS AND DISBURSEMENTS

C. (TAX ACCOUNT)

1.	TOTAL RECEIPTS PER ALL PRIOR TAX ACCOUNT REPORTS	_______________

2.	LESS: TOTAL DISBURSEMENTS PER ALL PRIOR TAX ACCOUNT REPORTS	_______________

3.	BEGINNING BALANCE:		0

4.	RECEIPTS DURING CURRENT PERIOD:
	(Transferred from General Account)	_______________

5.	BALANCE:		0.00

6.	LESS: TOTAL DISBURSEMENTS DURING CURRENT PERIOD TOTAL DISBURSEMENTS THIS PERIOD:***		0.00

7.	ENDING BALANCE:		0.00

8.	TAX Account Number(s):	No Tax Account on file
		__________________
	Depository Name & Location:	__________________
		__________________

TOTAL DISBURSEMENTS FROM TAX ACCOUNT FOR CURRENT PERIOD

Date mm/dd/yyyy	Check Number	Payee	Purpose	Amount

			TOTAL DISBURSEMENTS THIS PERIOD:	0.00

TAX ACCOUNT

BANK RECONCILIATION

Bank statement Date: _______________________		Balance on Statement: ________________________

Plus deposits in transit (a):

	Deposit Date	Deposit Amount
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
	____________	____________
TOTAL DEPOSITS IN TRANSIT			0.00
Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
____________	____________	____________
TOTAL OUTSTANDING CHECKS:			0.00

Bank statement Adjustments:

Explanation of Adjustments-
ADJUSTED BANK BALANCE:			$0.00

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

I.D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD:
(Provide a copy of monthly account statements for each of the below)
		General Account:	569,215.06
		Payroll Account:	0.00
		Tax Account:	0.00
*Other Accounts:	Receipts Account	686538539	220,476.69
	Flex Plan Account	754130706	4,304.20
*Other Monies:

	**Petty Cash (from below):		700.00

TOTAL CASH AVAILABLE:				794,695.95

Petty Cash Transactions:

Date	Purpose		Amount
Prior Balance	No Current Transactions		700.00

TOTAL PETTY CASH TRANSACTIONS:				700.00

*	Specify the Type of holding (e.g. CD, Savings Account, Investment Security), and the depository name, location & account#

**	Attach Exhibit Itemizing all petty cash transactions

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS

AND OTHER PARTIES TO EXECUTORY CONTRACTS

Creditor, Lessor, Etc.	Frequency of Payments (Mo/Qtr)	Amount of Payment	Post-Petition payments not made (Number)	Total Due

TOTAL DUE:				0.00

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:
		Gross Sales Subject to Sales Tax:

		Total Wages Paid:

		Total Post-Petition Amounts Owing	Amount Delinquent	Date Delinquent Amount Due
	Federal Withholding
	State Withholding
	FICA- Employer’s Share
	FICA- Employee’s Share
	Federal Unemployment
	Sales and Use
	Real Property
Other:

	TOTAL:	0.00	0.00

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

			*Accounts Payable Post-Petition	Accounts Receivable
				Pre-Petition	Post-Petition
30 days or less			35,495.96	2,162,546.08	2,418,741.71
31 - 60 days			0.00	1,462,903.86	853,077.85
61 - 90 days			0.00	335,410.08	246,776.55
91 - 120 days			0.00	84,528.48	138,651.64
Over 120 days			0.00	154,797.96	257,158.28

TOTAL:			35,495.96	4,200,186.46	3,914,406.03

V. INSURANCE COVERAGE
		Name of Carrier	Amount of Coverage	Policy Expiration Date	Premium Paid Through (Date)
General Liability		RSU Indemnity	10,000,000.00	5/31/2008	just renewed
Worker’s Compensation		AIG	1,000,000.00	5/31/2008	just renewed
Casualty		Hartford	2,000,000.00	5/31/2008	just renewed
Vehicle		Hartford	2,000,000.00	5/31/2008	just renewed
Others:

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

Quarterly Period Ending (Date)	Total Disbursements	Quarterly Fees	Date Paid	Amount Paid	Quarterly Fees Still Owing
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00
					0.00

		0.00		0.00	0.00

*	Post-Petition Accounts Payable SHOULD NOT include professionals’ fees and expenses which have been incurred but not yet awarded by the court. Post-Petition Accounts Payable SHOULD include professionals’ fees and expenses authorized by Court Order but which remain unpaid as of the close of the period report

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	*Authorized Gross Compensation	Gross Compensation Paid During the Month
Patrick Hook		24,849.87	24,849.87

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

Name of Insider	Date of Order Authorizing Compensation	Description	Amount Paid During the Month
Patrick Hook		travel, meeting exp & temp lodging	2,604.42

*	Please indicate how compensation was identified in the order (e.g. $1,000/week, $2,500/month)

IX. PROFIT AND LOSS STATEMENT

(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
Sales/Revenue:
Gross Sales/Revenue	3,074,709.00	____________
Less: Returns/Discounts	16,875.00	____________
Net Sales/Revenue	3,057,834.00	0.00
Cost of Goods Sold:
Beginning Inventory at cost	2,027,518.00	____________
Purchases	2,012,636.00	____________
Less: Ending Inventory at cost	2,109,876.00	____________
Cost of Goods Sold (COGS)	1,930,278.00	0.00
Gross Profit	1,127,556.00	0.00
Other Operating Income (Itemize)	____________	____________
Operating Expenses:
Payroll - Insiders	21,409.22	____________
Payroll - Other Employees	406,857.87	____________
Payroll Taxes	36,167.00	____________
Other Taxes (Itemize)	____________	____________
Depreciation and Amortization	7,687.00	____________
Rent Expense - Real Property	____________	____________
Lease Expense - Personal Property	____________	____________
Insurance	____________	____________
Real Property Taxes	____________	____________
Telephone and Utilities	____________	____________
Repairs and Maintenance	____________	____________
Travel and Entertainment (Itemize)	____________	____________
Miscellaneous Operating Expenses (Itemize)	515,586.23	____________
Total Operating Expenses	987,707.32	0.00
Net Gain/(Loss) from Operations	139,848.68	0.00
Non-Operating Income:
Interest Income	____________	____________
Net Gain on Sale of Assets (Itemize)	____________	____________
Other (Itemize)	6.00	____________
Total Non-Operating income	6.00	0.00
Non-Operating Expenses:
Interest Expense	(24,319.00)	____________
Legal and Professional (Itemize)	____________	____________
Other (Itemize)	____________	____________
Total Non-Operating Expenses	(24,319.00)	0.00

NET INCOME/(LOSS)	164,173.68	0.00

(Attach exhibit listing all itemizations required above)

Eugene Welding Company

Schedule of Expenses

May-08

	Current Month	Cumulative Post-Petition
Purchased Parts	9,698.84	9,698.84
Paint	59,695.13	59,695.13
Outside Services	13,120.53	13,120.53
Variable Mfg. Overhead	241,355.13	241,355.13
Fixed Mfg. Overhead	108,574.82	108,574.82
Outbound Freight	6,577.00	6,577.00
Selling Expense	9,186.78	9,186.78
Administrative Expense	67,378.00	67,378.00

	515,586.23	515,586.23

X. BALANCE SHEET

(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:
Unrestricted Cash	794,696.00
Restricted Cash	____________
Accounts Receivable	3,853,314.00
Inventory	2,109,876.00
Notes Receivable	____________
Prepaid Expenses	330,893.00
Other (Itemize)	5,768,017.00
Total Current Assets		12,856,796.00
Property, Plant, and Equipment	797,806.00
Accumulated Depreciation/Depletion	(435,493.00)
Net Property, Plant, and Equipment		362,313.00
Other Assets (Net of Amortization):
Due from Insiders	____________
Other (Itemize)	____________
Total Other Assets		0.00

TOTAL ASSETS		13,219,109.00

LIABILITIES
Postpetition Liabilities:
Accounts Payable	35,495.96
Taxes Payable	____________
Notes Payable	____________
Professional fees	____________
Secured Debt	613,612.95
Other (Itemize)	111,158.35
Total Postpetition Liabilities		760,267.26
Prepetition Liabilities:
Secured Liabilities	7,969,802.75
Priority Liabilities	____________
Unsecured Liabilities	4,934,095.71
Other (Itemize)	238,271.81
Total Prepetition Liabilities		13,142,170.27
TOTAL LIABILITIES		13,902,437.53
EQUITY:
Prepetition Owners’ Equity	995,552.00
Postpetition Profit/(Loss)	164,174.00
Direct Charges to Equity	(1,843,055.26)
TOTAL EQUITY		(683,329.26)

TOTAL LIABILITIES & EQUITY		13,219,109.00

Eugene Welding Company

Schedule of Other Accrued Expenses - Post Petition

May-08

Current Month
Unions Dues Withheld	$45.00
Health Care Withholding Payable	$385.00
Commission Payable - VR Tubular	$424.24
Sales Tax Payable - Michigan	$1,353.96
Commission Payable - J & K Metal	$1,400.42
Accrued Single Business Tax	$3,000.00
Medical Premium Withholding Payable	$8,548.84
Michigan Drive Withheld	$17.50
Accrued Salaried Payroll	$40,230.93
Accrued Hourly Payroll	$55,752.46

111,158.35

Eugene Welding Company

Schedule of Other Accrued Expenses - Pre Petition

May-08

	Initial Pre-Petition	May Activity	May 31 Pre-Petition
Accrued Interest	$90,314.44	$(73,838.04)	$16,476.40
Accrued Hourly Vacation Pay	$51,445.61	$(25,681.04)	$25,764.57
Accrued Salary Vacation	$135,989.24	$(4,071.20)	$131,918.04
Customer Deposits	$3,225.66	$(2,978.32)	$247.34
Notes Payable - Citizens First (Current Portion)	$2,148.27	$(523.00)	$1,625.27
Commission Payable - Deluxe Systems	$930.86	$(277.08)	$653.78
Uniforms Withheld	$(1,188.38)	$(163.18)	$(1,351.56)
401K Withheld	$(2,565.54)	$(27.00)	$(2,592.54)
Michigan Drive Withheld	$66.50	$—	$66.50
Profit Sharing and 401K Loans Withheld	$12.98	$—	$12.98
Accrued 401K Employer Match	$(1,165.39)	$—	$(1,165.39)
Unions Dues Withheld	$2,602.00	$—	$2,602.00
Health Care Withholding Payable	$856.15	$—	$856.15
Commission Payable - VR Tubular	$3,473.98	$—	$3,473.98
Sales Tax Payable - Michigan	$—	$—	$—
Commission Payable - J & K Metal	$—	$—	$—
Accrued Single Business Tax	$32,129.58		$32,129.58
Medical Premium Withholding Payable	$27,554.71		$27,554.71
Accrued Salaried Payroll	$104,318.44	$(104,318.44)	$—
Accrued Hourly Payroll	$79,039.34	$(79,039.34)	$—
Accrued Health Insurance	$(40,668.66)	$40,668.66	$—
	$—	$—	$—

Total Pre Petition Expenses	$488,519.79	$(250,247.98)	$238,271.81

XI. QUESTIONNAIRE

		No	Yes
1.	Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	☐	☒
Please see attached explanation

		No	Yes
2.	Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:	☒	☐

3.	State what progress was made during the reporting period toward filing a plan of reorganization Auction process is underway for sale of assets

4.	Describe potential future developments which may have a significant impact on the case: none

5.	Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
		No	Yes
6.	Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	☒	☐

I, Joseph T. Lendo, Chief Financial Officer
declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

/s/ Joseph T. Lendo
Joseph T. Lendo

Eugene Welding Company

Explanation XI item 1.

May-08

Two invoices were paid totalling $15,600 which were included in pre-petition unsecured amounts representing amounts due for certifications as part of our delivery of rack systems - these certifications were part of our contractual sales agreements with our customers and we mistakenly believed these were covered by court order as an allowed payment.

There were small invoices which had been “approved for payment” in our system by our AP department prior to our filing that were inadvertently included in our first post-petition check run. These amounts in total were $ 16,555.17. Included in this total were cell phone payments of $5,906.07 for numerous contracts that are primarily “pay in advance” type of contracts.